UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) January 7, 2004




                          CAPSTONE TURBINE CORPORATION

             (Exact name of registrant as specified in its charter)



           Delaware                      001-15957               95-4180883
 (State or other jurisdiction     (Commission file number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)





               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)




                                 (818) 734-5300

              (Registrant's telephone number, including area code)


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Item 9.       Regulation FD Disclosure.

         The Company announced today that it is in the final stages of development of its C-200 microturbine and plans beta testing of the new product to begin in the first quarter of its fiscal year, which begins April 1. It also anticipates that in the third fiscal quarter, based on the results of the beta testing, it will describe its expected plans for the launch of the C-200.









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CAPSTONE TURBINE CORPORATION
                                                   (Registrant)



Date: January 7, 2004                 By:       /s/ Karen Clark
                                                 ---------------
                                                 Karen Clark
                                                 Chief Financial Officer




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                                  Exhibit Index
                                  -------------

Exhibit Number                    Description of Document
--------------                    -----------------------

99.1                   Press Release of Capstone Turbine Corporation dated
                       January 7, 2004.



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